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                                                                       Exhibit 5


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                                           APPLICATION FOR VARIABLE ANNUITY CONTRACT


Return Completed Application To: SECURITY FIRST LIFE        Overnight Courier:
                                  INSURANCE COMPANY         Bank of America, IL
                                                            Attn: Security First Lockbox 98305     Regular Mail:
                                                            840 S. Canal St., 3rd Floor            Security First Life Insurance Co.
                                                            Chicago, IL 60693-8305                 P.O. Box 98305
                                                            (312) 828-6047                         Chicago, IL 60693-8305
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Policy                                                                          Policy
Owner                                                                           Co-Owner
                                                                                (If Any)
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Policy Owner     Home                    Business                               Social
Phone #          (   )                   (   )                                  Security #            -           -      Sex
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Owner                                                                                              Month          Day       Year
Address                                                                         Birthdate
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City                                    State                Zip                Purchase Amount   $
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             Month   Day   Year           Social
Birthdate                          Sex    Security #      -       -             Special Request:
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Annuitant
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Address
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City                                    State                Zip                Income Option:
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             Month   Day   Year           Social
Birthdate                          Sex    Security #      -       -
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Primary Beneficiary(ies)                  Social                                Relationship(s). Age(s)
                                          Security #      -       -
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Contingent Beneficiary(ies)               Social                                Relationship(s). Age(s)
                                          Security #      -       -
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Select Type:    [ ] Non-Qualified
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Plan: Variable Only
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Allocation of Purchase Amount: Allocations must be whole percentages and total must equal 100%
            Fidelity VIP Money Market Portfolio               %                        %
                                                --------------           --------------
            SFT Growth & Income Series                        %                        %
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                                                              %                        %
                                                --------------           --------------
                                                              %                        %
                                                --------------           --------------
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NOTICE: During the Right to Examine period any portion of the purchase payment allocated to the Separate Account will be credited to the VIP Money Market Portfolio. At the end of the Right to Examine period, the account value will be converted to the Series specified above.
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Is this annuity being purchased to replace any existing insurance and annuity policy or policies?  [ ] Yes   [ ] No
If "yes," are applicable disclosure and replacement forms attached?  [ ] Yes    [ ] No
Prior Carrier's: Name                      Policy No.                        Date of Purchase            Purchase Amount
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It is understood and agreed that: (1) only an officer of the company can make, modify, or discharge contracts or waive any of the company's rights by any statement or promise; (2) in the case of apparent errors or omissions discovered by the company, the company is hereby authorized to amend this form by recording the change in the space entitled "Home Office Endorsements" and the acceptance of any policy issued on this form shall constitute an approval of the policy provisions and a ratification of such amendment, except where prohibited by statue or regulation.

I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief and agree that this application shall be a part of any contract issued by the Company. ALL PAYMENTS AND VALUES PROVIDED BY THIS CONTRACT WHEN
BASED ON INVESTMENT EXPERIENCE OF A VARIABLE ACCOUNT ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT. I acknowledge receipt of a current prospectus.
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Policy Owner's                                                                 Agent's
Signature         X                                                            Name
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Policy Co-Owner's                                                              Is this a replacement?  [ ] Yes  [ ] No
Signature         X                                                            ---------------------------------------------------
---------------------------------------------------------------------------    Agent's Signature
Annuitant's                                                                    ---------------------------------------------------
Signature         X                                                            Location and            City               State
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Firm Name and Branch #                                                         ---------------------------------------------------
                                                                               Date of Execution:  Month      Day       Year
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HOME OFFICE USE ONLY      Home Office Endorsements
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Policy Form         Firm Code                Serial No.            Q.C.             Co.            Effective Date
                                                                                          7
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FOR OFFICE USE ONLY      SS             CG                 BA                     HG                     MG
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SFL-APP-135PP
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